UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1470908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia		22901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 14, 2021, Blue Ridge Bankshares, Inc. (the “Company”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01	Other Events.

On July 14, 2021, the Company and FVCBankcorp, Inc. (“FVCB”) issued a joint press release announcing that the Company and FVCB have entered into an Agreement and Plan of Reorganization pursuant to which FVCB will merge with and into the Company (the “Merger”). The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It:

The Company intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares of the Company’s common stock that will be issued to FVCB’s shareholders in connection with the proposed Merger. The registration statement will include a joint proxy statement of the Company and FVCB that also constitutes a prospectus of the Company. The definitive joint proxy statement/prospectus will be sent to the shareholders of the Company and FVCB seeking their approval of the proposed Merger.

Investors and security holders are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement on Form S-4 when they become available (and any other relevant documents filed with the SEC in connection with the proposed Merger or incorporated by reference into the joint proxy statement/prospectus) because such documents will contain important information regarding the Company, FVCB, the proposed Merger and related matters.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by the Company or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

The Company, FVCB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FVCB, respectively, in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 30, 2021. Information about the directors and executive officers of FVCB and their ownership of FVCB’s common stock is set forth in FVCB’s proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 8, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements:

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of the Company and FVCB, including, but not limited to, statements about the benefits of the Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on the Company’s and FVCB’s current expectations and assumptions regarding the Company’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect the Company’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of the Company and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed Merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where the Company and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed Merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between the Company and FVCB, (4) the risk that the integration of the Company’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that the Company and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of the Company and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against the Company and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Merger), (8) reputational risk and potential adverse reactions of the Company’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed Merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed Merger, (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the proposed Merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or the Company including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on the Company’s and/or FVCB’s businesses, the ability to complete the proposed Merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of the Company and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding the Company, FVCB and factors that could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC, and in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor Presentation, dated July 14, 2021

99.2	Joint Press Release, dated July 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Dated: July 14, 2021	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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